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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934




                                RIDGEVIEW, INC.
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             (Exact name of Registrant as specified in its charter)

              North Carolina                                        56-0377410
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(State of incorporation or organization)              (I.R.S. Employer Identification No.)


           2101 N. Main Avenue
                 P.O. Box 8
          Newton, North Carolina                                     28658
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(Address of principal executive offices)                           (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:


                                     None
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                 If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
         Instruction A.(c)(1), please check the following box.  [   ]

                 If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2),
         please check the following box.  [   ]


       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
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                                (Title of Class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the securities registered hereby is set forth under the captions "Description Of Capital Stock" and "Shares Eligible For Future Sale" contained in the Prospectus filed as part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-11111) (the "Registration Statement"), which descriptions are incorporated herein by reference.

ITEM 2.          EXHIBITS.

         Exhibit
         Number           Description of Document

         1.1 Form of Common Stock Certificate (filed as Exhibit No. 4.1 to the Registration Statement and incorporated herein by reference).

         2.1 Articles of Incorporation of the Registrant (filed as Exhibit No. 3.1 to the Registration Statement and incorporated herein by reference).

         2.2 Bylaws of the Registrant (filed as Exhibit No. 3.2 to the Registration Statement and incorporated herein by reference).





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                RIDGEVIEW, INC.


                                By: /s/ Walter Bost
                                    ---------------------------
                                    Name:  Walter Bost
                                    Title: CFO



Date:  October 1, 1996





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